UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                         Wayne Savings Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, schedule or registration statement no.:

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      (3)   Filing party:

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      (4)   Date filed:

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

[LOGO OF WAYNE SAVINGS BANCSHARES, INC.]

                                                                   June 29, 2006

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 27, 2006 at 10:00 a.m., local time.

         At the annual meeting, you will be asked to elect two (2) directors for a three-year term and ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending March 31, 2007. Each of these matters is more fully described in the accompanying materials.

         The Board of Directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

                                   Sincerely,

                                   /s/ Phillip E. Becker

                                   Phillip E. Becker
                                   President and Chief Executive Officer

                         Wayne Savings Bancshares, Inc.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 27, 2006
                              --------------------

         Our 2006 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 27, 2006 at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

         (2) To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007; and

         (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

         Our stockholders of record as of the close of business on June 15, 2006, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

                                       By Order of the Board of Directors

                                       /s/ H. Stewart Fitz Gibbon III

                                       H. Stewart Fitz Gibbon III
                                       Corporate Secretary

Wooster, Ohio
June 29, 2006


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You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.
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

------------------------------------------------------------------------------------------------------
                                Table of Contents
------------------------------------------------------------------------------------------------------

                                                                                               Page
About the Annual Meeting of Stockholders......................................................   1
Proposal I - Election of Directors and Information with Respect to
  Continuing Directors and Executive Officers.................................................   3
         Election of Directors................................................................   3
         Members of the Board of Directors Continuing in Office...............................   4
         Executive Officers Who Are Not Directors.............................................   5
         Committees and Meetings of the Board of Directors....................................   5
         Directors Attendance at Annual Meetings..............................................   6
         Director Nominations.................................................................   6
         Director Compensation................................................................   7
         Compensation Committee Interlocks and Insider Participation..........................   7
Management Compensation.......................................................................   8
         Summary Compensation Table...........................................................   8
         Stock Options........................................................................   9
         Employment Agreements................................................................   9
         Benefit Plans........................................................................  10
         Indebtedness of Management and Related Party Transactions............................  10
Report of the Compensation Committee..........................................................  11
Report of the Audit Committee.................................................................  12
Performance Graph.............................................................................  13
Beneficial Ownership of Common Stock by Certain Beneficial Owners and
  Management..................................................................................  14
         Section 16(a) Beneficial Ownership Reporting Compliance..............................  15
Proposal II - Ratification of Appointment of Independent Registered Public Accounting Firm....  15
         Audit Fees...........................................................................  16
Stockholder Proposals, Nominations and Communications with the Board of Directors.............  17
Annual Reports................................................................................  17
Other Matters.................................................................................  18


                                 PROXY STATEMENT
                                       of
                         WAYNE SAVINGS BANCSHARES, INC.

--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent holding company of Wayne Savings Community Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 27, 2006 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about June 29, 2006. In this proxy statement, "Wayne Savings", "we", "us", and "our" refer to Wayne Savings Bancshares, Inc.

What is the purpose of the annual meeting?

         At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders.

Who is entitled to vote?

         Only our stockholders of record as of the close of business on the record date for the meeting, June 15, 2006, are entitled to vote at the meeting. On the record date, we had 3,359,552 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

         In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the Board of Directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the Board of Directors to implement and apply the 10% limit.

How do I submit my proxy?

         After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

         Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

         Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

         Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

         o First, you may send a written notice to our Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

         o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

         o        Third, you may attend the annual meeting and vote in person.
                  Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

         If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

         The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Grant Thornton LLP for the fiscal year ending March 31, 2007.

         The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

         The election of directors will be determined by a plurality of the votes cast at the annual meeting. The two nominees for director receiving the most "for" votes will be elected. The approval of the proposal to ratify the appointment of our independent registered public accounting firm and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

         Under the Delaware General Corporation Law, an abstention or broker non-vote is not counted as a vote cast and, accordingly, will have no effect on the vote to approve our nominees for director or the proposal to ratify the appointment of our independent registered public accounting firm.

--------------------------------------------------------------------------------
       PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         Our Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

         At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2009 and until their respective successors are elected and qualified. Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Morgan and Lehman as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Stockholders are not permitted to use cumulative voting for the election of directors.

         Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director and each director whose term continues. No continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages are reflected as of June 15, 2006. Where applicable, service as a director includes service as a director of Wayne Savings Community Bank.

          Nominees for Director for a Three-Year Term Expiring in 2009

       Name         Age     Positions Held with Wayne Savings     Director Since
-----------------  -----  --------------------------------------  --------------
James C. Morgan      68   Director                                     1995
Kenneth R. Lehman    47   Director                                     2003

         The Board of Directors recommends that you vote FOR election of the
                                                         ---
nominees for director.

Members of the Board of Directors Continuing in Office

                      Directors Whose Term Expires in 2007

       Name           Age     Positions Held with Wayne Savings   Director Since
-------------------  -----  ------------------------------------  --------------
Russell L. Harpster    71   Chairman of the Board                      1979
Terry A. Gardner       59   Director                                   1994
Frederick J. Krum      55   Director                                   2004

                      Directors Whose Term Expires in 2008

       Name         Age     Positions Held with Wayne Savings     Director Since
-----------------  -----  --------------------------------------  --------------
Phillip E. Becker    61   President and Chief Executive Officer        2005
Daniel R. Buehler    51   Director                                     2005

         The principal occupation during the past five years of each director of Wayne Savings is set forth below.

         Phillip E. Becker. Mr. Becker has served as President and Chief Executive Officer of Wayne Savings Bancshares and Wayne Savings Community Bank since November 2005. Previously, Mr. Becker served as Executive Vice President and Chief Lending Office of Wayne Savings Community Bank since January 2005. Mr. Becker was Vice President of Wayne County National Bank, Wooster, Ohio, from August 1999 to December 2004.

         Russell L. Harpster. Mr. Harpster is an attorney and a partner in the law firm of Harpster, Vanosdall & Findley, LLP in Ashland, Ohio since January 2005 (formerly named Henderson, Harpster & Vanosdall, LLP). Mr. Harpster has served as Chairman of the Board since November 2005.

         Daniel R. Buehler. Mr. Buehler has served as President of Buehler Food Markets, Inc., Wooster, Ohio since 1990 and has been employed by Buehler Food Markets for 33 years.

         Terry A. Gardner. Mr. Gardner is Executive Vice President and part owner of Greenbriar Conference Centre, Wooster, Ohio since January 2001. Previously, Mr. Gardner was President and general partner of Terra Management and Terra Developers in Wooster, Ohio, firms involved in the management and construction of multi-family housing projects.

         Frederick J. Krum. Mr. Krum has served as Director of the Akron-Canton Airport since 1981. Mr. Krum served on the Board of Directors of Village Savings Bank, a wholly-owned subsidiary of Wayne Savings Community Bank, from June 1998 until the merger of Village Savings into Wayne Savings Community Bank in September 2003.

         Kenneth R. Lehman. Mr. Lehman is a private investor and a former corporate and securities attorney. Mr. Lehman was a founding partner of the Washington, D.C. law firm of Luse Lehman Gorman Pomerenk & Schick (since renamed Luse Gorman Pomerenk & Schick). Mr. Lehman retired from the law firm in April 2002.

         James C. Morgan. Mr. Morgan is a partner in Franklin Gas & Oil Co., Inc. and a partner in Franklin Gas & Oil Co. LLC, Wooster, Ohio since 2001. Mr. Morgan was a partner in Erie Land & Mineral Co. LLC from 2001 to January 2006.

Executive Officers Who Are Not Directors

         Set forth below is the information with respect to the principal occupations during the last five years for the two executive officers of Wayne Savings who do not also serve as directors. Ages are reflected as of June 15, 2006.

         Bryan K. Fehr, who is 48 years of age, has served as Senior Vice President and Operations Officer of Wayne Savings and Wayne Savings Community Bank since February 2006. Previously, Mr. Fehr served as Senior Vice President, Audit and Compliance Officer of Wayne Savings Community Bank since October 2001. Mr. Fehr served as a consultant for Premier Business Services, a consulting firm for business development located in Wooster, Ohio from May 2001 to October 2001.

         H. Stewart Fitz Gibbon III, who is 49 years of age, has served as Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Wayne Savings and Wayne Savings Community Bank since September 2005. Previously, Mr. Fitz Gibbon served as the Vice President of Finance for Advantage Bank, Cambridge, Ohio from June 2005 to September 2005 and Vice President and Chief Financial Officer of Ohio Central Savings, a savings association located in Dublin, Ohio from June 2003 to June 2005. Prior thereto, Mr. Fitz Gibbon was the Asset/Liability Manager for Third Federal Savings and Loan Association, a savings association located in Cleveland, Ohio, between November 1999 and June 2003.

Committees and Meetings of the Board of Directors

         During the fiscal year ended March 31, 2006, the Board of Directors of Wayne Savings met 15 times. No director of Wayne Savings attended fewer than 75% of the total number of Board of Directors meetings and all committees of the Board on which such director served during the periods that he served. Our Board of Directors has determined that a majority of our members are independent directors as defined in the Nasdaq listing standards. The current independent members are Messrs. Buehler, Gardner, Harpster, Krum, Lehman and Morgan.

         Membership on Certain Board Committees. The Board of Directors of Wayne Savings has established an Audit Committee, Executive Committee, Nominating and Corporate Governance Committee and Compensation Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

                                                     Nominating
                                                   and Corporate
        Directors          Audit       Executive     Governance    Compensation
Phillip E. Becker.......                   *
Daniel R. Buehler.......      *                           *              *
Terry A. Gardner........      *                           *              *
Russell L. Harpster.....                  **             **             **
Frederick J. Krum.......      *            *              *              *
Kenneth R. Lehman.......     **                                          *
James C. Morgan.........      *                                          *

----------------------
*        Member.
**       Chair.

         Audit Committee. The Audit Committee reviews with management and the independent registered public accounting firm our systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Wayne Savings' adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors, all of whom are independent directors as defined in the Nasdaq's listing standards. Mr. Krum has been designated as our Audit Committee Financial Expert. Mr. Krum has extensive financial and accounting experience as the managing director of the Akron-Canton Airport. Mr. Krum served as Chief Financial Officer of the airport from 1975-1982. The Audit Committee of Wayne Savings met seven times in fiscal 2006. The Audit Committee of Wayne Savings has adopted a charter which has been amended and was attached as Appendix A to the proxy statement for the 2004 annual meeting of stockholders.

         Executive Committee. The Executive Committee is empowered to act in place of the full Board, with certain exceptions, between meetings of the full Board. The Executive Committee performs general control and supervision functions subject to the discretion of the full Board of Directors. The Executive Committee meets as needed and met once in fiscal 2006.

         Nominating and Corporate Governance Committee. Wayne Savings established a Nominating and Corporate Governance Committee in fiscal 2004 for the purpose of recommending nominees for director to the Board of Directors. The Nominating and Corporate Governance Committee met once in fiscal 2006 to consider director nominations and recommended nominees to the full Board of Directors for three-year terms expiring in 2009. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards, who rotate annually so that no director will be in a position to recommend himself for nomination to the Board of Directors. The committee's charter, as adopted in 2004 was attached as Appendix B to the proxy statement for the 2004 annual meeting of stockholders.

         Compensation Committee. It is the responsibility of the Compensation Committee of Wayne Savings to set the compensation of our Chief Executive Officer and Chief Financial Officer as well as review the performance of other officers and to determine and administer compensation programs and adjustments, including personnel policies and practices. The Compensation Committee met once during fiscal 2006. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards.

Directors Attendance at Annual Meetings

         Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that a Board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting. In 2005, all of our directors attended the annual meeting of stockholders.

Director Nominations

         In June 2004, the Nominating and Corporate Governance Committee adopted a written charter. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and

Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

         Our directors, who also serve on the Board of Wayne Savings Community Bank, currently do not receive fees for serving on the Board or committees of Wayne Savings. Each non-employee director serving on the Board of Wayne Savings Community Bank received a fee of $900 per month and $600 for each monthly board meeting attended or for which they have an excused absence which totaled $18,000 for fiscal 2005. No fees are paid for special meetings of the Board, nor does Mr. Becker receive compensation for service on the Board. During fiscal 2006, members of the Executive Committee and Audit Committee received fees of $166.67 and $150.00 per meeting, respectively, regardless of attendance.

         2003 Stock Option Plan and 2003 Recognition Plan. The Board of Directors of Wayne Savings adopted the 2003 Stock Option Plan and 2003 Recognition Plan on May 22, 2003. The plans were approved by our stockholders at the 2003 annual meeting. Certain amendments to the plans were approved by our stockholders at the 2004 annual meeting to, among other things, change certain terms regarding vesting and acceleration of awards. We granted to each of Messrs. Harpster, Morgan, Gardner and Lehman non-statutory options to purchase 10,204 shares of common stock at an exercise price of $13.95 per share, the fair market value of the shares of common stock underlying such option on the date the option was granted. At the time of grant, such options vested at a rate of 20% per year commencing one year from the date of grant. On April 28, 2005, all the options became vested and exercisable. Pursuant to the 2003 Recognition Plan, we granted to each of Messrs. Harpster, Morgan, Gardner and Lehman 4,081 shares of restricted stock that vested at a rate of 20% per year from the date of grant. As of April 28, 2005, all unearned shares of restricted stock became vested and earned.

Compensation Committee Interlocks and Insider Participation

         Determinations regarding compensation of our President and Chief Executive Officer and our Senior Vice President and Chief Financial Officer are reviewed by Wayne Savings' Compensation Committee. Messrs. Buehler, Gardner, Krum, Lehman, Morgan and Harpster, who is the Committee's lead director, serve as members of the Compensation Committee.

         No person who served as a member of the Compensation Committee during fiscal 2006 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during fiscal 2006, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

--------------------------------------------------------------------------------
                            MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by Wayne Savings (including amounts deferred to future periods by the officers) for services rendered in all capacities during the years ended March 31, 2006, 2005 and 2004, to the President and Chief Executive Officer, the former President and Chief Executive Officer who served during fiscal 2006 and other executive officers of Wayne Savings whose salary plus bonus exceeded $100,000 in fiscal 2006.

                                                                    Long-Term Compensation
                                                                   -----------------------
                                                     Annual                 Awards
                                                 Compensation(1)   -----------------------
                                               ------------------  Restricted   Securities  All Other
                                       Fiscal                        Stock      Underlying   Compen-
   Name and Principal Position          Year    Salary     Bonus   Award(s)($)   Options(#)  sation
------------------------------------   ------  ------------------  -----------  ----------  ---------
Phillip E. Becker                       2006   $131,538   $18,000   $     --           --   $    --
   President and Chief Executive        2005     21,154     3,500         --           --        --
   Officer (since November 2005)        2004         --        --         --           --        --

Charles F. Finn                         2006   $126,990   $    --   $     --           --   $25,648(3)
   Chairman, President and Chief        2005    179,200    23,000         --           --    34,853
   Executive Officer (through           2004    170,200    20,000    289,793(2)    23,857    22,829
   November 2005)

H. Stewart Fitz Gibbon III              2006   $ 61,442   $15,000   $     --                $    --
   Senior Vice President and Chief      2005         --        --         --           --        --
   Financial Officer (since September   2004         --        --         --           --        --
   2005)

Bryan K. Fehr                           2006   $ 91,480   $15,000   $     --           --   $ 9,797(3)
   Senior Vice President and            2005     79,616    10,142         --           --    10,777
   Operations Officer (since February   2004     69,930    10,000         --       10,000     7,974
   2006)

Wanda Christopher-Finn                  2006   $116,330   $    --   $     --           --   $19,281(3)
   Executive Vice President and         2005    126,100    20,000         --           --    26,250
   Chief Operating Officer (through     2004    118,600    18,000    260,839(2)    20,000    20,191
   January 2006)


---------------------

(1) Wayne Savings provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2003 Recognition Plan. All such restricted stock was vested and earned as of March 31, 2006 pursuant to the accelerated vesting terms of the plan as a result of death or retirement.

(3) Reflects $6,781, $4,577 and $6,682 contributed to the 401(k) accounts of Messrs. Finn and Fehr and Ms. Christopher-Finn and the dollar value of 1,253.644, 346.79 and 881.949 shares allocated to the employee stock ownership plan accounts of Messrs. Finn and Fehr and Ms. Christopher-Finn, respectively, at December 31, 2005, the date of allocation.

Stock Options

                          Fiscal Year-End Option Values

         The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended March 31, 2006 and the value with respect thereto.


                                                     Number of Securities Underlying    Value of Unexercised In The
                                                   Unexercised Options at Fiscal Year  Money Options at Fiscal Year
                                                                 End(#)                          End($)(1)
                        Shares Acquired   Value    ----------------------------------  -----------------------------
        Name             on Exercise(#)  Realized   Exercisable     Unexercisable(2)    Exercisable   Unexercisable
----------------------  ---------------  --------  -------------    -----------------  -------------  --------------
Bryan K. Fehr                 --            --         10,000              --            $11,000            --
Charles F. Finn               --            --         23,857(3)           --             26,243            --
Wanda Christopher-Finn        --            --         20,000              --             22,000            --


---------------------

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at March 31, 2006 ($15.05) and the exercise price of the options.

(2) Effective in fiscal 2005, the Board of Directors of Wayne Savings approved the accelerated vesting of all granted and unexercisable options.

(3)      All options are held by Mr. Finn's estate.

Employment Agreements

         Wayne Savings Community Bank entered into employment agreements with President and Chief Executive Officer, Phillip E. Becker, and Senior Vice Presidents, Bryan K. Fehr and H. Stewart Fitz Gibbon III effective February 15, 2005, May 27, 2004 and November 14, 2005, respectively, at their then current base salaries. Each of the employment agreements provide for a term of 24 months. On each anniversary date, the agreements may be extended for an additional 12 months, so that the remaining term shall be 24 months. If an agreement is not renewed, the agreement will expire two years following the anniversary date. The base salaries under the agreements shall be reviewed at least annually and may be increased but not decreased. In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

         The employment agreements provide for certain payments to the executives in the event Wayne Savings Community Bank terminates the executive's employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreements, or in the event of the executive's resignation upon (a) failure to re-elect the executive to his or her current offices, (b) a material change in the executive's functions, duties or responsibilities, (c) relocation of his or her principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of the executive following our change in control, as defined. In the above circumstances, the executive, or in the event of death, his or her beneficiary, would be entitled to severance pay in an amount equal to three times, or two times, as applicable, his or her highest annual base salary and bonus. Wayne Savings Community Bank would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement. In the event the payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, the payments will be reduced in order to avoid having an excess parachute payment.

         Upon termination of the executive's employment upon the executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by Wayne Savings Community Bank. In the event of an executive's disability for a period of six months, Wayne Savings Community Bank may terminate the agreement, provided that Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his or her attainment of retirement age, or (iii) his or her death.

         In the event of a change in control of Wayne Savings or Wayne Savings Community Bank, as defined, the total payment that would be due under the employment agreements of Messrs. Becker, Fehr and Fitz Gibbon based solely on the current annual compensation paid to such officers and excluding any payments or benefits under any employee benefit plan which may be payable, would be approximately $883,000. Such payments may tend to discourage takeover attempts by increasing the costs to be incurred in the event of a takeover.

Benefit Plans

         Retirement Plan. Wayne Savings Community Bank maintains a defined benefit pension plan for eligible employees. We froze the pension plan as of December 31, 2003. Subsequent to December 31, 2003, there have been no new enrollments and no further benefit accruals in the pension plan. Credited service ceased to accrue after December 31, 2003, however, vesting continues for periods of employment subsequent to such date. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or five years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

         Under the pension plan, we make an annual contribution for the benefit of eligible employees computed on an actuarial basis. Participants become fully vested in their benefits under the pension plan upon the completion of seven years of vesting service as well as attainment of age 65. One of our named executive officers currently participates in the pension plan, Mr. Fehr, whose lump sum value of benefits payable upon retirement at age 65 is presently projected to be $6,683.

Indebtedness of Management and Related Party Transactions

         In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with outside customers. In accordance with a loan policy applicable to all employees of Wayne Savings Community

Bank, officers and directors have loans with a rate of interest 1/2% below rates for outside customers. According to a policy adopted by Wayne Savings, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings' capital and surplus, must be approved in advance by a majority of the disinterested members of our Board of Directors. As of March 31, 2006, loans to officers, directors and their related business interests totaled $2.8 million, including a $2.4 million loan and $200,000 line of credit to a partnership in which one of the directors is a partner. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All loans were current as of March 31, 2006.

         Director Russell L. Harpster is a partner in the law firm of Harpster, Vanosdall & Findley, LLP of Ashland, Ohio, (formerly named Henderson, Massaro and Vanosdall, LLP) and has represented Wayne Savings Community Bank in certain legal matters since 1979, including drafting legal documents, bankruptcies and foreclosures. During the fiscal year ended March 31, 2006, Wayne Savings paid $34,999 in legal fees to Mr. Harpster's law firm. No retainer was paid, and Wayne Savings was billed for services performed at the firm's hourly rates. From time to time, we may use the Greenbriar Conference Centre, of which Mr. Gardner is a part owner, for Wayne Savings' annual meetings and other events for standard fees. During the fiscal year ended March 31, 2006, such fees totaled $8,500. Wayne Savings Community Bank maintains a branch office at Buehler Food Markets, Inc., of which Mr. Buehler is President. Payments under the lease for fiscal 2006 were approximately $24,000.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

         The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the employment agreements of the Chief Executive Officer and other executive officers should be extended, the Committee took into account the individual performance of each executive officer and the performance of Wayne Savings under the direction of the executive officers. Other factors considered by the Committee in fiscal 2006 included the additional responsibilities assumed by the Chief Executive Officer and other executive officers following the death of former Chairman, President and Chief Executive Officer, Charles F. Finn, and the retirement of former Executive Vice President and Chief Operating Officer, Wanda Christopher-Finn, each executive officer's general managerial oversight of Wayne Savings, the quality of communications with the Board of Directors, and Wayne Savings' record of compliance with regulatory requirements.

         While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize Wayne Savings' level of net operating income, net interest margin, non-performing assets and operating expenses, as well as the experience, expertise and management skills of the executive officers and their specific roles in the future success of Wayne Savings. The Committee also considers compensation surveys prepared by banking associations and professional firms to determine compensation paid to executives performing similar duties for similarly-sized financial institutions. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

         In 2006, the Committee, after taking into account the foregoing quantitative and qualitative criteria and other factors, established the base compensation and bonus payments for the executive officers. Mr. Becker assumed the duties of Interim Chief Executive Officer in October 2005, at his then existing base salary of $110,000. After his appointment as President and Chief Executive Officer in

November 2005, the Committee recommended to the full Board of Directors a $50,000, or 45%, increase in base salary to $160,000 to continue through the remainder of fiscal 2006 and through fiscal 2007. For fiscal 2006, Mr. Becker's annual bonus was increased to $18,000. Mr. Becker did not participate in the Committee's discussions of his individual base salary and bonus.

                                        Members of the Compensation Committee
                                        Russell L. Harpster, Chairman
                                        Daniel R. Buehler
                                        Terry A. Gardner
                                        Kenneth R. Lehman
                                        James C. Morgan

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

         The functions of the Wayne Savings Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent registered public accounting firm; reviewing with Wayne Savings' management and our independent registered public accounting firm the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

         The Audit Committee has reviewed and discussed Wayne Savings' audited financial statements with management. The Audit Committee has discussed with Wayne Savings' independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton LLP, their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Wayne Savings' Annual Report on Form 10-K for fiscal year 2006 for filing with the Securities and Exchange Commission.

                                        Members of the Audit Committee
                                        Kenneth R. Lehman, Chairman
                                        Daniel R. Buehler
                                        Terry A. Gardner
                                        Frederick J. Krum
                                        James C. Morgan

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph represents $100 invested in our common stock at the per share closing price of the common stock on the Nasdaq National Market on March 31, 2001. The cumulative total returns include the payment of dividends by Wayne Savings. The graph demonstrates comparison of the cumulative total returns for the common stock of Wayne Savings, the Nasdaq Composite Index and the SNL Securities All Bank & Thrift Index for the periods indicated.

                                 [GRAPH OMITTED]


                                                  Period Ending
                               ----------------------------------------------------
Index                          3/31/01  3/31/02  3/31/03  3/31/04  3/31/05  3/31/06
-----------------------------  -------  -------  -------  -------  -------  -------
Wayne Savings Bancshares, Inc. $100.00  $110.75  $102.60  $154.91  $155.63  $150.95
NASDAQ Composite                100.00   100.60    73.47   109.74   110.64   117.75
SNL All Bank & Thrift Index     100.00   111.27    95.73   138.85   140.04   156.81


--------------------

*        Source: SNL Financial LC

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth as of June 15, 2006, the voting record date, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, the directors and director nominees of Wayne Savings, the executive officers named in the Summary Compensation Table, and all directors and certain executive officers of Wayne Savings as a group.


                                                              Amount and Nature of
            Name of Beneficial Owner or                    Beneficial Ownership as of   Percent of
            Number of Persons in Group                          June 15, 2006(1)       Common Stock
---------------------------------------------------------  --------------------------  ------------
Wayne Savings Employee Stock Ownership Plan Trust
         151 North Market Street
         Wooster, Ohio 44691                                      242,514(2)                7.2%
Directors:
         Phillip E. Becker                                             --                   *
         Daniel R. Buehler                                             --                   *
         Terry A. Gardner                                          48,075(3)(7)             1.4%
         Russell L. Harpster                                       73,377(4)(7)             2.2%
         Frederick J. Krum                                            300                   *
         Kenneth R. Lehman                                         50,106(5)(7)             1.5%
         James C. Morgan                                           32,630(6)(7)             1.0%

Executive Officers:
         Bryan K. Fehr                                             13,883(7)(8)             *
         H. Stewart Fitz Gibbon III                                 5,396(9)                *

All directors and executive officers of Wayne Savings as
         a group (9 persons)                                      223,767(10)               6.6%


---------------------

*        Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan ("ESOP"). Messrs. Becker and Fitz Gibbon act as Trustees of the ESOP. As of December 31, 2005, 120,947 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by the officers who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust, other than those shares allocated to the accounts of the officers.

                                         (Footnotes continued on following page)

---------------------

(3) Includes 32,349 shares held jointly with Mr. Gardner's spouse, 5,242 shares held by Mr. Gardner's spouse and 5,242 shares held by Mr. Gardner's daughter.

(4)      Includes 26,646 shares held by Mr. Harpster's spouse.

(5)      Includes 39,902 shares held jointly with Mr. Lehman's spouse.

(6) Includes 1,397 shares held by Mr. Morgan's spouse, 2,445 shares held in Mr. Morgan's individual retirement account and 18,584 shares held in two trusts for which Mr. Morgan is a beneficiary.

(7) Includes shares subject to stock options which are currently or will become exercisable within 60 days of June 15, 2006 as follows:

         Name                                   No. of Shares Subject to Options
         ------------------------------------   --------------------------------
         Terry A. Gardner                                    10,204
         James C. Morgan                                     10,204
         Kenneth R. Lehman                                   10,204
         Russell L. Harpster                                 10,204
         Bryan K. Fehr                                       10,000

(8) Includes 215 shares held in Mr. Fehr's account in the Wayne Savings 401(k) Retirement Plan and 1,168 shares allocated to Mr. Fehr's account in the ESOP.

(9) The 5,396 shares are held in Mr. Fitz Gibbon's account in the Wayne Savings 401(k) Retirement Plan.

(10) Includes 1,168 shares allocated to executive officers pursuant to the ESOP, 50,816 shares which may be acquired upon the exercise of stock options exercisable within 60 days of June 15, 2006, the voting record date and 5,611 shares allocated to the executive officers in the Wayne Savings 401(k) Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Wayne Savings' common stock.

         Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended March 31, 2006, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934 other than Mr. Buehler, who did not file a Form 3 following his election to the Board at the 2005 Annual Meeting and Mr. Morgan, who was late reporting one transaction on Form 4, which has since been reported.

--------------------------------------------------------------------------------
                  PROPOSAL II - RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of Wayne Savings has appointed Grant Thornton LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending March 31, 2007, and further directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

         We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. Grant Thornton LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         In determining whether to appoint Grant Thornton LLP as our independent registered public accounting firm, our Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining their independence. In addition to performing auditing services as well as reviewing Wayne Savings' public filings, our independent registered public accounting firm performed tax-related services, including the completion of Wayne Savings' corporate tax returns, in fiscal 2006. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining their independence.

Audit Fees

         The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered in connection with the audit of our consolidated financial statements for 2006 and 2005, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during fiscal 2006 and 2005.

                                                        Year Ended March 31,
                                                       ----------------------
                                                         2006          2005
                                                       ---------     --------
Audit fees (1)                                         $  91,711     $ 83,300
Audit-related fees (2)                                    14,000        6,750
Tax fees (3)                                               9,002       25,418
All other fees (4)                                        11,400        5,600
                                                       ---------     --------
    Total                                              $ 126,113     $121,068
                                                       =========     ========
---------------------

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees for fiscal 2006 and 2005, primarily consist of fees incurred in connection with the audit of certain employee benefit plans.

(3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(4) All other fees consisted of consulting fees related to benefit plan administration.

         As provided in its charter, the Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to Wayne Savings. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's Pre-Approval Policy adopted in April 2004. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

         Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission rules.

             The Board of Directors recommends that you vote FOR the
          ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm
                   for the fiscal year ending March 31, 2007.

--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in July 2007, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than March 1, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in Wayne Savings' proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 6(b) of our Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by March 31, 2007. The notice must include the information required by Section 6(b) of our Bylaws.

         Stockholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. For our annual meeting in 2007, this notice must be received by March 31, 2007. Each written notice of a stockholder nomination is required to set forth certain information specified in Section 6(c) of our Bylaws. We did not receive any stockholder nominations with respect to this annual meeting.

         Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Wayne Savings Bancshares, Inc. c/o Corporate Secretary, 151 North Market Street, Wooster, Ohio 44691.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         A copy of our Annual Report on Form 10-K for the year ended March 31, 2006 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

         Upon receipt of a written request we will furnish without charge to any stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to H. Stewart Fitz Gibbon III, Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691. A copy of the Annual Report on Form 10-K and exhibits is also available on our website at www.waynesavings.com.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by Wayne Savings. Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

                    [This page is intentionally left blank.]

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE                                            REVOCABLE PROXY

                         WAYNE SAVINGS BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 27, 2006

      The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 27, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:
FOR the election of all nominees and FOR the ratification of appointment of Grant Thornton LLP as auditors for fiscal 2007.

               This proxy is solicited by the Board of Directors.

1. The election as directors of all nominees listed (except as marked to the contrary)

      For three year term expiring in 2009:
      James C. Morgan and Kenneth R. Lehman

                    With-         For All
      For           hold          Except
      [_]           [_]            [_]

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

      --------------------------------------------------------------------------

2. The ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending March 31, 2007.

      For         Against        Abstain
      [_]           [_]            [_]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.          [_]

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                                        -----------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         WAYNE SAVINGS BANCSHARES, INC.

--------------------------------------------------------------------------------
      THE ABOVE SIGNED ACKNOWLEDGES RECEIPT FROM WAYNE SAVINGS BANCSHARES, INC. PRIOR TO THE EXECUTION OF THIS PROXY OF NOTICE OF THE MEETING, A PROXY STATEMENT DATED JUNE 29, 2006 AND AUDITED FINANCIAL STATEMENTS.

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE SIGNATURE IS REQUIRED.

               PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------

----------------------------------

----------------------------------

                       401(k) VOTING INSTRUCTION BALLOT
                         WAYNE SAVINGS BANCSHARES, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

      The undersigned hereby instructs the Trustee of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my 401(k) Plan account as of June 15, 2006, at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 27, 2006, at 10:00 a.m., local time, or at any adjournment thereof.

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

      [_] FOR               [_] WITHHOLD               [_] FOR ALL EXCEPT

      Nominees for three-year term expiring in 2009: James C. Morgan and Kenneth
      R. Lehman

      Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

      ------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending March 31, 2007.

      [_] FOR                [_] AGAINST              [_] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of Grant Thornton LLP. Such votes are hereby solicited by the Board of Directors.

      If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of Grant Thornton LLP.


                                                        -----------------------
         Please be sure to sign and date                | Date                 |
           this Card in the box below.                  |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Participant sign above----------------------------------------------

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         WAYNE SAVINGS BANCSHARES, INC.

--------------------------------------------------------------------------------
                       PLEASE MARK, SIGN, DATE AND RETURN
        401(k) VOTING INSTRUCTION BALLOT TO BE RECEIVED BY JULY 24, 2006.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------

                         ESOP VOTING INSTRUCTION BALLOT
                         WAYNE SAVINGS BANCSHARES, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

      The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my ESOP account as of June 15, 2006 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 27, 2006 at 10:00 a.m., local time, or at any adjournment thereof.

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

      Nominees for three-year term expiring in 2009: James C. Morgan and Kenneth
      R. Lehman

      [_] FOR               [_] WITHHOLD               [_] FOR ALL EXCEPT

      Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

      ------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending March 31, 2007.

      [_] FOR                [_] AGAINST              [_] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of Grant Thornton LLP. Such votes are hereby solicited by the Board of Directors.

      If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of Grant Thornton LLP.

                                                        -----------------------
         Please be sure to sign and date                | Date                 |
           this Card in the box below.                  |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Participant sign above----------------------------------------------

                         WAYNE SAVINGS BANCSHARES, INC.
--------------------------------------------------------------------------------
                     PLEASE MARK, SIGN, DATE AND RETURN ESOP
       VOTING INSTRUCTION BALLOT PROMPTLY TO BE RECEIVED BY JULY 24, 2006.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

-------------------------------------------

-------------------------------------------

-------------------------------------------

[Wayne Savings Letterhead]




                                                                   June 29, 2006



To: Participants in Wayne Savings Community Bank's 401(k) Retirement Plan and/or Employee Stock Ownership Plan

Re:      Instructions for voting shares of Wayne Savings Bancshares, Inc.

         As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Wayne Savings Bancshares allocated to your accounts in the 401(k) Plan and/or ESOP will be voted. You may receive one or two Voting Instruction Ballots depending on whether you have accounts in both the ESOP and 401(k) Plan.

         Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and Voting Instruction Ballot(s). After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided. Huntington National Bank will tabulate the votes for the purpose of having those shares voted by the Trustees. In order to be effective, your Voting Instruction Ballot(s) must be received by Huntington no later than July 24, 2006.

         We urge each of you to vote, as a means of participating in the governance of the affairs of Wayne Savings Bancshares. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP accounts will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

         Please note that the enclosed material relates only to those shares which have been allocated to you in your account(s) under the 401(k) Plan and/or ESOP. If you also own shares of Wayne Savings Bancshares common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                          Sincerely,

                                          /s/ Phillip E. Becker

                                          Phillip E. Becker
                                          President and Chief Executive Officer